UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022 (June 23, 2022)

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-4034

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 23, 2022, the shareholders of Shoe Carnival, Inc. (the “Company”) approved a proposal to amend the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to allow the Company’s shareholders to amend the Company’s By-Laws, as disclosed in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on May 13, 2022. The amendment to the Articles of Incorporation was effective on June 24, 2022 by filing Articles of Amendment and Restatement of the Articles of Incorporation with the Indiana Secretary of State. The Company’s Amended and Restated Articles of Incorporation, which include the amendment referred to above, are attached hereto as Exhibit 3-A and are incorporated herein by reference.

The Board of Directors of the Company approved amendments to Article IX of the Company’s By-Laws to allow shareholders to amend the By-Laws, which amendments became effective on June 24, 2022 after the Company’s shareholders adopted and approved the related amendment to the Company’s Amended and Restated Articles of Incorporation described above and the Company filed the Articles of Amendment and Restatement of the Amended and Restated Articles of Incorporation with the Indiana Secretary of State.

On June 23, 2022, the Board of Directors approved additional amendments to the Company’s By-laws, effective as of that date. The additional amendments to the Company’s By-Laws included, among other things:

•
Deleting Article I, Section 2 setting forth the address of the Company’s registered office.
•
Amending prior Article I, Section 3 to provide the Board of Directors with flexibility to change the principal office of the Company, if necessary, without also having to amend the By-Laws.
•
Changing the reference from the State of Delaware to the State of Indiana in prior Article I, Section 4.
•
Amending Article II, Sections 1, 4 and 8 to allow for shareholders’ meetings to be held by means of remote communication, as currently permitted under the Indiana Business Corporation Law.
•
Amending the date of the annual meeting of shareholders, as set forth in Article II, Section 2, to eliminate the reference to the second Thursday in June and instead providing that the annual meeting will be held on the date and at the time as may from time to time be fixed by the Board of Directors, provided that the annual meeting is held within six months after the end of each fiscal year of the Company.
•
Amending Article II, Section 4 to clarify how notice of a meeting of shareholders can be delivered, mailed or sent by electronic transmission to shareholders.
•
Amending the advance notice provisions set forth in Article II, Section 7 and Article III, Section 3 primarily to (i) revise the timing requirements and provide that (A) for business, or the nomination of candidates for election to the Board of Directors, to be properly brought by a shareholder before an annual meeting of shareholders, the shareholder must provide written notice of such business or nomination by the close of business not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, and (B) for the nomination of candidates for election to the Board of Directors to be properly brought by a shareholder before a special meeting of shareholders (if the election of directors is a matter specified in the notice of the special meeting), the shareholder must provide written notice of such nomination not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees to be elected; (ii) add requirements with respect to the information that must be provided by the shareholder in such written notice with respect to itself and any shareholder associated person (as defined in the By-Laws), including but not limited to any derivative positions held or beneficially held and any hedging or similar arrangements entered into, a representation that the shareholder intends to appear in person or by proxy at the meeting to propose such business or make such nomination, and if the shareholder intends to solicit proxies in support of the proposal or nomination, a representation to that effect; and (iii) provide that the adjournment, recess or postponement of a shareholders’ meeting will not commence a new time period or extend any time period for the giving of the advance notice.
•
Amending Article II, Section 7, Article III, Section 12 and Article IV to clarify the roles and responsibilities of the Vice-Chairman of the Board, the Chief Executive Officer of the Company and the President of the Company, and to add the Chief Executive Officer and the Chief Financial Officer to the list of specified officers in Article IV.

This summary is qualified in its entirety by reference to the full text of the Company’s By-Laws, as amended, which are attached hereto as Exhibit 3-B and are incorporated herein by reference. A marked copy of the Company’s By-Laws, as amended effective June 23, 2022 and June 24, 2022, is attached hereto as Exhibit 3-B(i) and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Shareholders on June 23, 2022. The following is a summary of the matters voted on at the meeting, as described in detail in the Company’s definitive proxy statement filed on May 13, 2022, and the voting results for each matter.

1.
The nominees for director were elected to serve three-year terms expiring at the 2025 annual meeting of shareholders and until their successors are elected and have qualified, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
James A. Aschleman	22,878,792	986,962	42,542	1,585,996
Andrea R. Guthrie	18,749,506	5,116,641	42,149	1,585,996
Clifton E. Sifford	21,920,814	1,945,285	42,197	1,585,996

2.
By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
23,682,000	190,278	36,018	1,585,996

3.
The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2022 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
24,988,189	488,182	17,920	0

4.
By the following vote, the shareholders approved amendments to the Articles of Incorporation to allow shareholders to amend the Company’s By-Laws:

For	Against	Abstain	Broker Non-Votes
23,865,105	21,199	21,991	1,585,996

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibits
3-A	Amended and Restated Articles of Incorporation of Shoe Carnival, Inc., as amended and restated effective June 24, 2022
3-B	By-laws of Shoe Carnival, Inc., as amended effective June 24, 2022
3-B(i)	By-Laws of Shoe Carnival, Inc. (marked to show the amendments effective June 23, 2022 and June 24, 2022)
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: June 27, 2022	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President
Chief Financial and Administrative Officer and Treasurer